Ivy Funds

Supplement dated June 19, 2020 to the

Ivy Funds Statement of Additional Information

dated July 31, 2019

as supplemented November 4, 2019 and April 10, 2020

The following share classes of the series of the Trust (each, a “Fund” and collectively, the “Funds”) listed in the chart below have been liquidated and terminated. Therefore, such classes of shares are no longer offered in the Statement of Additional Information (SAI).

Class E Shares	Class T Shares
Ivy Balanced Fund	Ivy Emerging Markets Equity Fund
Ivy Emerging Markets Equity Fund	Ivy High Income Fund
Ivy Energy Fund	Ivy International Core Equity Fund
Ivy Global Growth Fund	Ivy Small Cap Core Fund
Ivy Managed International Opportunities Fund	Ivy Small Cap Growth Fund
Ivy Mid Cap Income Opportunities Fund
Ivy Small Cap Core Fund
Ivy Value Fund

Accordingly, effective immediately, all references to the share classes of such Funds in the SAI are hereby deleted.

Supplement	Statement of Additional Information	1